Reverse Mortgage Funding, LLC RBIT 2021-HB1 Due Diligence Review

November 1, 2021

Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 2,081 Home Equity Conversion Mortgage loans (“HECMs”) owned by Reverse Mortgage Funding LLC (“RMF” or “Client”). Each HECM is sub-serviced by Compu-Link Corporation dba Celink (“Celink” or the “sub-servicer”). The reviews included review of data, documentation and images provided by the Client or Sub-Servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance as of September 30, 2021 (the “Cut-off Date”). It also included data driven lien searches on all Texas properties and ordering Broker Price Opinions (“BPOs”) or Form 2055s (“2055s”) for certain assets, as described herein. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after the commencement of due diligence. The original population for securitization was reduced from 2,131 HECMs to 2,081 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The fifty (50) drops were requested by RMF. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from RMF, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Loan Status

•	Borrower 1 First Name

•	Borrower 1 Last Name

•	Borrower 1 DOB

•	Borrower 2 First Name

•	Borrower 2 Last Name

•	Borrower 2 DOB

•	Current Life Expectancy Set-Aside Amount

•	Property City

•	Property State

•	Property Zip

•	Property Unit Count

•	Property Type

•	Marketable Title Date

AMC was provided direct access to Celink’s servicing system to review the data elements in the sub-servicing system of record as well as screenshots of Celink’s servicing system as of the data tape Cut-off Date or later to validate the data points identified below.

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Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

MIP Rate

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Cut-off date to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Cut-off date to the value represented in the data tape. There were no exceptions noted.

Loan Status

From a sample of 385 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates as of the Cut-off date to the value represented in the data tape. Two (2) variances were cleared when the Client provided an updated tape. There were no other exceptions noted.

Borrower 1 First Name

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 Last Name

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 DOB

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. One (1) variance was cleared when the Client provided an updated tape. There were no other exceptions noted.

Borrower 2 First Name

From a sample of 385 HECMs, AMC identified 121 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 121 HECMs and compared the Borrower 2 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 Last Name

From a sample of 385 HECMs, AMC identified 121 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 121 HECMs and compared the Borrower 2 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 DOB

From a sample of 385 HECMs, AMC identified 121 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 121 HECMs and compared the Borrower 2 DOB represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

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Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

Current Life Expectancy Set-Aside Amount

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Life Expectancy Set-Aside Amount represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property City

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property City represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property State

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property State represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Zip

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Zip represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Unit Count

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Unit Count represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. One (1) variance was cleared when the Client provided an updated tape. There were no other exceptions noted.

Property Type

From a sample of 385 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Type represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. One (1) variance was cleared when the Client provided an updated tape. There were no other exceptions noted.

Marketable Title Date

From a sample of 385 HECMs, AMC identified fourteen (14) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the fourteen (14) HECMs and compared the marketable title date represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Maximum Claim Amount

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Closing Date

•	FHA Case Number

•	Called Due Date

•	UPB at Called Due Date

•	Foreclosure First Legal Date

Max Claim Amount

From a sample of 385 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by RMF. There were no exceptions noted.

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Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

Original Note Rate

From a sample of 385 HECMs, AMC reviewed the original Note, provided by RMF or retrieved by AMC from Celink’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by RMF. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 385 HECMs, AMC identified 259 HECMs with adjustable-rate features. AMC reviewed the Original Note provided by RMF or retrieved by AMC from Celink’s servicing system for the 259 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the data tape provided by RMF. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 385 HECMs, AMC identified 259 HECMs with adjustable-rate features. AMC reviewed the Original Note provided by RMF or retrieved by AMC from Celink’s servicing system for the 259 HECMs. AMC compared the Index represented in the Note to the Index represented in the data tape provided by RMF. One (1) exception was noted.

Debenture Rate

From a sample of 385 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Closing Date

From a sample of 385 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

FHA Case Number

From a sample of 385 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by RMF. There were no exceptions noted.

Called Due Date

From a sample of 385 HECMs, AMC identified 316 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified four (4) exceptions that were later cleared with a data tape update. One (1) remaining exception was noted.

UPB at Called Due Date

From a sample of 385 HECMs, AMC identified 316 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation to the Called Due Date on the data tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history or prior servicer’s payment history record if servicing of the loan had been transferred from a prior servicer to RMF. AMC compared the UPB represented in the servicing system at the time of the Called Due Date to the UPB at Called Due Date field in the data tape. AMC identified four (4) exceptions that were later cleared with a data tape update. One (1) remaining exception was noted.

Foreclosure First Legal Date

From a sample of 385 HECMs, AMC identified 199 HECMs with a Foreclosure First Legal Date. AMC reviewed the 199 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by RMF. There were no exceptions noted.

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Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

2.	Obtain and review FHA reporting from RMF and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 2,081 assets in the Securitization Population. On October 13, 2021, AMC observed RMF and Celink via webcast retrieve an Excel export from the HERMIT system of applicable RMF HECMs considered as part of the Securitization Population. The reports retrieved included the endorsement status as of the webcast retrieval date. RMF and Celink then saved and transmitted the report directly to AMC for review. Two (2) HECMs were identified with endorsement status of Terminated. There were no other exceptions noted.

For the two loans that were found to have the FHA insurance terminated, RMF explained that the two loans were liquidated via third-party foreclosure sale after the Cut-off Date at which point the FHA Insurance was terminated; however, the FHA insurance was in effect prior to the liquidation. RMF noted all liquidation proceeds will be due to the Trust upon receipt.

AMC confirmed via screen shots from the HERMIT system that the insurance was terminated after the Cut-off Date.

3.	Obtain a data tape from RMF with respect to the Securitization Population, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system.

From a sample of 385 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination, was available in the imaged loan file, and that the borrower was sixty-two (62) years of age or older at the time of closing. AMC was unable to verify the primary borrower’s age with respect to 16 HECMs. Twelve (12) instances were due to missing the source document required and four (4) instances were due to IDs were provided but were illegible. There were no other exceptions noted.

4.	Obtain the most recent valuations report on inactive HECMs including date of valuation, type, and amount, and
a.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, randomly select loans from the data tape to satisfy the sample, and order Broker Price Opinions or 2055s for properties located in West Virginia. Compare results received versus the most recent valuation product received on the loan.

BPOs/2055s were ordered on 266 HECMs in the Securitization Population based on the statistical sampling requirements. The Client requested an additional 223 BPOs/2055s to be ordered which brought the total sample to 489 BPOs/2055s. Nine (9) BPOs were unable to be returned during the time allotted for AMC’s diligence review. The results of all the BPOs/2055s have been provided to RMF.

Please note that AMC did not review the BPOs or 2055s in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

b.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 385 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the sub-servicer’s servicing system data. AMC identified sixty-four (64) HECMs with variances. Sixty-three (63) exceptions were subsequently cleared when RMF provided an updated data tape. AMC was unable validate the date and amount for one HECM due to missing documentation. No other exceptions were noted.

AMC did not review the appraisals provided in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

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Reverse Mortgage Funding LLC, RBIT 2021-HB1 Due Diligence

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data
a.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 365 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 365 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by RMF. AMC identified twenty-two (22) exceptions. For the twenty-two (22) exceptions, the Client was unable to provided over-allowable approvals to support associated advances. There were no other exceptions noted.

b.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 333 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 333 HECMs, requested relevant invoice support from RMF and verified that the amount and coding of the disbursement was accurately represented in the servicing system. A total of forty-two (42) variances were originally identified. Thirty-nine (39) variances were subsequently cleared after understanding RMF and its sub-servicer’s practice on payment of tax bill fees and related mailing charges or online payment fees in combination with a tax payment and are identified as “Duplicate Bill/UPS Fee” or “Online Fee”. The bill fee, mailing charges, online fees and tax amount on the invoice are paid together as a single disbursement. Three (3) of the variances were noted where the invoice provided did not match the advance amount. There were no other exceptions noted.

c.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 377 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 377 HECMs, retrieving the invoice for the transaction from the sub-servicer system or from RMF and verified that the amount and coding of the disbursement is accurately represented in the servicing system. Two (2) variances were noted where the invoice provided did not match the advance amount. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.       AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

As part of the due diligence services, RMF provided AMC with identifying data on eighty-one (81) HECMs related to Texas properties in the Securitization Population and AMC obtained a lien alert report from a third-party vendor for these HECMs. For three (3) of the Texas properties, the third-party vendor was unable to return results. No critical exceptions related to lien position were identified.

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